UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East 6th Street Austin, Texas	78702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 726-3500

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 28, 2020, Resideo Intermediate Holding Inc. (“Resideo Intermediate”), a wholly-owned subsidiary of Resideo Technologies, Inc. (the “Company” or “Resideo”), entered into a Second Amendment to Indemnification and Reimbursement (the “Reimbursement Agreement Amendment” and the underlying Indemnification and Reimbursement Agreement, as amended, being referred to herein as the “Reimbursement Agreement”), dated as of October 14, 2018 between Resideo Intermediate and Honeywell International Inc. (“Honeywell”). Pursuant to the Reimbursement Agreement Amendment, the parties agreed to further defer until no later than October 30, 2020 the $35 million quarterly payment that was originally due thirty days following the start of the second fiscal quarter of 2020 and was previously deferred until no later than July 30, 2020 pursuant to the First Amendment to the Reimbursement Agreement. In connection with the execution of the Reimbursement Agreement Amendment, Resideo Intermediate confirmed that it would pay, no later than July 30, 2020, the $35 million quarterly payment that is due thirty days following the start of the third fiscal quarter of 2020. These arrangements were agreed as part of the Company’s ongoing dialogue with Honeywell.

The Reimbursement Agreement Amendment expressly reserves all rights of the parties thereto and their respective affiliates in respect of the Reimbursement Agreement and each other contract or agreement between such parties or their affiliates (the “Other Agreements”), and provides that the execution of such amendment does not constitute a waiver of any claims, rights, remedies, defenses, arguments, interpretations or obligations of such parties or their affiliates under or related to the Reimbursement Agreement or any Other Agreement.

The foregoing description of the Reimbursement Agreement Amendment is qualified in its entirety by reference to the Reimbursement Agreement Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Second Amendment to Indemnification and Reimbursement Agreement, dated as of July 28, 2020, between Resideo Intermediate Holding Inc. and Honeywell International Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: July 31, 2020